                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 28, 2007

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                  333-117495                 73-1703260
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)

                 75 Rockefeller Plaza, 27th Floor
                        New York, New York                     10019
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             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 1.01.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On February 28, 2007, the Registrant acquired all of the stock of The Bode
Technology Group, Inc. ("Bode"), a Virginia corporation. Prior to the acquisition, Bode was a wholly owned subsidiary of ChoicePoint Inc., a Georgia corporation ("ChoicePoint"), and a leading provider of identification and credential verification services. Bode is headquartered in Lorton, Virginia, and provides forensic DNA analysis, proprietary DNA collection products, and related research services to law enforcement agencies, federal and state governments, crime laboratories and disaster management organizations.

      The acquisition was made pursuant to a certain Stock Purchase Agreement dated February 28, 2007 (the "Agreement"), between the Registrant, ChoicePoint
Government Services Inc. and ChoicePoint. The purchase price paid was $12.5 million in cash, which is subject to certain purchase price adjustments (as defined in the Agreement). The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the
Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with Item
9.01(a), Bode's audited financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

      (b) PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01(b), pro forma financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after this Report on Form 8-K is required to be filed.

      (d) EXHIBITS.

      The exhibits listed in the following Exhibit Index are filed as part of this Report.

      Exhibit No.                          Description
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         10.1      Stock Purchase Agreement, dated as of February 28, 2007 by and between GlobalOptions Group, Inc., ChoicePoint
                   Government Services Inc. and ChoicePoint Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 28, 2007                  GLOBALOPTIONS GROUP, INC.

                                          By: /s/ Harvey W. Schiller, Ph.D.
                                              ----------------------------
                                              Harvey W. Schiller, Ph.D.
                                              Chairman and Chief Executive
                                              Officer